Exhibit 24.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K into the Company's previously filed registration Statements (File Nos. 33-46981, 33-34045, 33-26681 and 2-80908)on
Form S-8 and registration statement (File No. 333-18279) on Form S-3.


/s/ ARTHUR ANDERSON LLP
Boston Massachusetts

October 29, 1997